UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2005

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-74794	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01 Other Events

PPL Corporation (“PPL”) completed the previously disclosed 2-for-1 stock split of its outstanding common stock (the “Stock Split”) on August 24, 2005. In connection with the Stock Split, PPL plans to file amendments to its registration statements on file with the Securities and Exchange Commission (“SEC”) that register the shares and equity-based awards issuable after giving effect to the Stock Split under PPL’s Dividend Reinvestment Plan and equity-based compensation plans (collectively, the “PPL Registration Statements”).

The PPL Registration Statements will incorporate by reference PPL’s Form 10-K for the year-end 2004 and Form 10-Qs for the quarters ended March 31 and June 30, 2005. Under applicable SEC guidance, if a company files or amends registration statements that incorporate by reference financial statements as of a date on or after the date the company reports a discontinued operation, the company must present the financial information in those prior period financial statements to reflect the discontinued operation.

PPL and its indirect, wholly owned subsidiary, PPL Energy Supply, LLC (“PPL Energy Supply”) reported a discontinued operation in their Form 10-Qs for the quarter ended June 30, 2005, as a result of the previously disclosed sale by one of their indirect, wholly owned subsidiaries of the 450-megawatt Sundance power plant located in Pinal County, Arizona. As required by Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets,” PPL and PPL Energy Supply presented in their second quarter 2005 Form 10-Qs the loss on sale and the operating results through the date of sale in “Loss from Discontinued Operations” in the Condensed Consolidated Statement of Income for the three and six months ended June 30, 2005 and 2004. The assets and liabilities of the Sundance power plant were not reclassified as assets held for sale.

As a result of this discontinued operation and the SEC guidance described above regarding the presentation of discontinued operations in prior period financial statements, PPL and PPL Energy Supply are filing this Form 8-K with the exhibits hereto to conform certain financial information presented in their 2004 Form 10-Ks and first quarter 2005 Form 10-Qs to the presentation of the discontinued operation in their second quarter 2005 Form 10-Qs. In addition, the exhibits also reflect PPL’s proportionate adjustment of the number of shares, the market price and the earnings per share amounts reported in its 2004 Form 10-K and first quarter 2005 Form 10-Q to give effect to the Stock Split.

The changes to the prior period financial statements reflected in the exhibits to this Form 8-K have no effect on PPL’s or PPL Energy Supply’s net income originally reflected in those financial statements. Furthermore, as the exhibits to this Form 8-K only conform the financial information and disclosures in PPL’s and PPL Energy Supply’s 2004 Form 10-Ks and first quarter Form 10-Qs to reflect the discontinued operation and the Stock Split, they should be read in conjunction with those periodic reports as originally filed with the SEC.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	23.1 -	Consent of Independent Registered Public Accounting Firm - PPL
	23.2 -	Consent of Independent Registered Public Accounting Firm - PPL Energy Supply
99.1 -
Selected Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operation; and Financial Statements and Supplementary Data of PPL and PPL Energy Supply for the year ended December 31, 2004

	99.2 -	Financial Statements and Supplementary Data; and Management’s Discussion and Analysis of Financial Condition and Results of Operation of PPL and PPL Energy Supply for the quarter ended March 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Paul A. Farr Paul A. Farr Senior Vice President - Financial and Controller

PPL ENERGY SUPPLY, LLC

By:	/s/ Paul A. Farr Paul A. Farr Vice President and Controller

Dated: August 31, 2005